Filed by DigitalGlobe, Inc. Pursuant to Rule 425

Under the Securities Act of 1933

And Deemed Filed Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: GeoEye, Inc.

Commission File No. of Subject Company: 001-33015

This filing relates to the proposed strategic combination of DigitalGlobe, Inc. and GeoEye, Inc. pursuant to the terms of an Agreement and Plan of Merger, dated as of July 22, 2012 (the "Merger Agreement"), by and among DigitalGlobe, Inc. , 20/20 Acquisition Sub, Inc., WorldView, LLC, and GeoEye, Inc. The Merger Agreement is on file with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K filed by DigitalGlobe, Inc. on July 23, 2012, and is incorporated by reference into this filing.

On July 23, 2012, Jeffrey R. Tarr, DigitalGlobe President and Chief Executive Officer, sent the following email to GeoEye, Inc. employees.

Dear GeoEye Employees,

I am delighted to have this opportunity to introduce myself and welcome you on a journey to build a great and enduring company that is a global leader in earth imagery and analysis. I have learned a great deal about your company and am deeply impressed with what you have created. I strongly believe that by bringing our two companies together, we will create something far greater than either of us could have created on our own.

As excited as we are about joining forces with GeoEye, we have to remember that we have to receive shareholder and government approval before we can make decisions and operate as one company. As you have learned from Matt and your executive team, we anticipate that final approval will not be determined until the fourth quarter of 2012 or the first quarter of 2013.

Combining two previously independent companies is never an easy task. While we would like to move as quickly as possible, we also want to move carefully. We want to study together the opportunities to combine these two great companies in a manner that builds on our collective past successes, and enables us to create a great organization going forward. This process will involve people from both organizations.

We also want to manage the “human side” of the process of bringing our two companies together as well as possible. We know that combinations can be difficult events for people to go through and we are committed to doing our best to help team members move through the combination in a positive manner.  Here are some actions we are taking in this regard:

•	First of all, I want to commit to you that we will do our best to communicate with you on a timely basis regarding combination decisions and plans. As part of this, we will coordinate with your executive team to provide updates to all employees as they become available.
•	We want to hear your feedback and questions, too. We will be working with your executive team to develop ways to generate upward communication from you.
•	And finally, with Matt’s support, I look forward to participating in a virtual town hall meeting in the near future with you to hear your perspective and learn from you about your organization.

Of course, until the transaction closes, we are required to operate as two separate companies during the regulatory review process. Even then, we have a lot of studying to do before making important decisions—and that studying will involve people from both organizations. Simply put, that process takes time. As in any combination, you are likely to hear rumors about what “might” happen. Please know that—especially given that we cannot make certain decisions until after final approval—these rumors will be just that—rumors and not facts.

We believe this combination will create great opportunities, not only for our customers and shareholders, but for talented people across our combined organization.  I thank you all in advance for your patience and continued focus and assure you that we’ll make timely and thoughtful decisions that will facilitate a smooth combination. I look forward to meeting you.

Best regards,

Jeff

Jeffrey R. Tarr

President and Chief Executive Officer, DigitalGlobe

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

DigitalGlobe Forward-Looking Statement

This document may contain or incorporate forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements relate to future events or future financial performance and generally can be identified by the use of terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words, although not all forward-looking statements contain these words.

This document contains forward-looking statements relating to the proposed strategic combination of DigitalGlobe and GeoEye pursuant to a merger. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as efficiencies, cost savings, tax benefits, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction or that the required approvals by DigitalGlobe and GeoEye stockholders may not be obtained; (2) there may be a material adverse change of GeoEye or the business of GeoEye may suffer as a result of uncertainty surrounding the transaction; (3) the anticipated benefits of the transaction may not be fully realized or may take longer to realize than expected; (4) the costs or challenges related to the integration of DigitalGlobe and GeoEye operations could be greater than expected; (5) the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; (6) the impact of legislative, regulatory, competitive and technological changes; (7) the risk that the credit ratings of the combined company may be different from what the companies expect; (8) other business effects, including the effects of industry, economic or political conditions outside of the companies' control, transaction costs and actual or contingent liabilities; (9) the outcome of any legal proceedings related to the transaction; and (10) other risk factors as detailed from time to time in DigitalGlobe’s and GeoEye’s reports filed with the Securities and Exchange Commission ("SEC"), including their respective Annual Reports on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2012, which are available on the SEC's Web site (www.sec.gov). There can be no assurance that the strategic combination will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the strategic combination will be realized.

Neither DigitalGlobe nor GeoEye undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

GeoEye Forward Looking Statement

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Without limitation, the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “will” and similar expressions are intended to identify forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future, including statements relating to growth, expected levels of expenditures and statements expressing general optimism about future operating results, are forward-looking statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements and those presented elsewhere by our management from time to time are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements. These risks and uncertainties include, but are not limited to, those described in “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2011, which we filed with the Securities and Exchange Commission ("SEC") on March 13, 2012, and our Quarterly Reports on Form 10-Q for the periods ended, June 30, 2011, Sept. 30, 2011, and March 31, 2012 which we filed with the SEC on, Aug. 2, 2011, Nov. 1, 2011, and May 4, 2012 respectively. Copies of all SEC filings may be obtained from the SEC's EDGAR Web site, http://www.sec.gov/ or by contacting: William L. Warren, Executive Vice President, General Counsel and Secretary, at 703-480-5672.

Additional Information and Where to Find It

In connection with the proposed strategic combination, DigitalGlobe plans to file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of DigitalGlobe and GeoEye that also constitutes a prospectus of each of DigitalGlobe and GeoEye. DigitalGlobe and GeoEye will mail the joint proxy statement/prospectus to their respective stockholders. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about DigitalGlobe and GeoEye, free of charge, from the SEC's Web site (www.sec.gov). Investors may also obtain DigitalGlobe’s SEC filings in connection with the transaction, free of charge, from DigitalGlobe’s Web site (www.digitalglobe.com) under the tab "Investors" and then under the heading "SEC Filings," or by directing a request to DigitalGlobe, 1601 Dry Creek Drive, Suite 260, Longmont, Colorado 80503, Attention: Corporate Secretary. Investors may also obtain GeoEye’s SEC filings in connection with the transaction, free of charge, from GeoEye’s Web site (www.geoeye.com) under the tab "About Us – Investor Relations" and then under the heading "SEC Filings," or by directing a request to GeoEye, 2325 Dulles Corner Boulevard, Herndon, Virginia 20171, Attention: Corporate Secretary.

The respective directors, executive officers and employees of DigitalGlobe and GeoEye and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding DigitalGlobe’s directors and executive officers is available in its definitive proxy statement filed with the SEC on April 10, 2012, and information regarding GeoEye’s directors and executive officers is available in its definitive proxy statement filed with the SEC on April 27, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus when it becomes available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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